SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 14, 2006


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-28627               87-0393257
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-2790
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

On March 14, 2006, the registrant announced that its board of directors had approved a 2.5 for 1 forward split of its common stock to shareholders of record at the close of business on March 24, 2006. The split is to be payable upon surrender of certificates. In lieu of issuing fractional shares, the registrant will round up to the nearest whole share.


The record date has been moved to close of business on March 27, 2006, as a result of the stock trading under a new CUSIP number and trading symbol upon the opening of business on March 28, 2006.


In connection with this forward split, the registrant is also increasing its authorized shares of common stock from 10,000,000 to 25,000,000, with the par value to remain at $0.001 per share.


ITEM 8.01    OTHER EVENTS

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

 REGULATION
 S-K NUMBER                         DOCUMENT


     3.1          Certificate of Change Pursuant to NRS 78.209*



    99.1          Press Release dated March 14, 2006*

----------------------------

*Filed previously.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PATCH INTERNATIONAL INC.


March 24, 2006                        By: /s/ DAVID STADNYK
                                         ---------------------------------------
                                            David Stadnyk







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